                             FIRST AMENDMENT TO UNSECURED
                              REVOLVING CREDIT AGREEMENT


    This First Amendment to Unsecured Revolving Credit Agreement (this "Amendment") is made as of the 26th day of November, 1996, by and among CENTERPOINT PROPERTIES CORPORATION, a Maryland corporation (the "Borrower"), the several banks, financial institutions and other entities from time to time parties to the Credit Agreement described below (collectively, the "Lenders"), LEHMAN BROTHERS HOLDINGS INC., d/b/a/ Lehman Capital, a division of Lehman Brothers Holdings Inc. ("Lehman"), not individually but as Documentation Agent, and THE FIRST NATIONAL BANK OF CHICAGO, not individually, but as "Administrative Agent."

                                   R E C I T A L S:

    A. The Lenders, the Administrative Agent, and Lehman as Documentation Agent are parties to an Unsecured Revolving Credit Agreement dated as of October 23, 1996 (the "Credit Agreement"). All capitalized terms used in this agreement and not otherwise defined herein shall have the meanings described as such terms in the Credit Agreement.

    B. The parties desire to amend the Credit Agreement to clarify the way in which the interest rate applicable under the Facility is rounded.

    NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                 A G R E E M E N T S

    1. The foregoing Recitals to this Amendment hereby are incorporated into and made a part of this Amendment.

    2. The following sentence is hereby added to the definition of "LIBOR Base Rate" in Article I of the Credit Agreement:

              The LIBOR Base Rate shall be rounded to the next higher multiple of 1/16 of 1% if the rate is not such a multiple.

    3. The last sentence in the definition of LIBOR Rate in Article I of the Credit Agreement is hereby deleted.

    4. All of the obligations of the parties to the Credit Agreement, as amended hereby, are hereby ratified and confirmed. All references to the Credit Agreement shall henceforth be deemed to refer to the Credit Agreement as amended by this Amendment.


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    5.   This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing such counterpart.

    IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                                  CENTERPOINT PROPERTIES
                                  CORPORATION, a Maryland corporation

                                  By:  /s/  Paul S. Fisher
                                       ---------------------------------
                                  Print Name:
                                               -------------------------
                                  Title:    Chief Financial Officer
                                          ------------------------------

                                  401 N. Michigan Avenue, Suite 3000
                                  Chicago, IL  60611

                                  Attention:     Paul S. Fisher
                                  Telephone:     (312)  346-5600
                                  Facsimile:     (312)  456-7696


                                  THE FIRST NATIONAL BANK OF
                                  CHICAGO, Individually and as
                                  Administrative Agent

                                  By:  /s/  Kevin L. Gillen
                                       ---------------------------------
                                  Print Name:
                                               -------------------------
                                  Title:    Corporate Banking Officer
                                          ------------------------------

                                  One First National Plaza
                                  Chicago, Illinois  60670

                                  Attention:     Kevin L. Gillen
                                                 Suite 0151, 14th Floor
                                  Telephone:     (312)  732-1486
                                  Facsimile:     (312)  732-1117

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                                  LEHMAN BROTHERS HOLDINGS, INC.,
                                  d/b/a Lehman Capital, a division of Lehman
                                  Brothers Holdings, Inc., Individually and as
                                  Documentation Agent

                                  By:  /s/  Francis X. Gilhool
                                       ---------------------------------
                                  Print Name:
                                               -------------------------
                                  Title:    Vice President
                                          ------------------------------

                                  3 World Financial Center
                                  New York, New York  10285-1200

                                  Attention:     Allyson V. Bailey, Floor 12
                                  Telephone:     (212)  526-5849
                                  Facsimile:     (212)  526-5484


                                  THE FIRST NATIONAL BANK OF
                                  BOSTON

                                  By:  /s/  Lori Y. Litow
                                       ---------------------------------
                                  Print Name:
                                               -------------------------
                                  Title:    Vice President
                                          ------------------------------

                                  Notice Address:

                                  The First National Bank of Boston
                                  100 Federal Street
                                  Boston, Massachusetts  02110
                                  Attention:     Real Estate Department
                                  Facsimile:     (617)  434-7108

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                                  NATIONSBANK, N.A. (SOUTH)

                                  By:  /S/  Donna Friedel
                                       ---------------------------------
                                  Print Name:
                                               -------------------------
                                  Title:    Senior Vice President
                                          ------------------------------

                                  Notice Address:

                                  Nationsbank Plaza
                                  600 Peachtree, 6th Floor
                                  Atlanta, Georgia  30308
                                  Attention:     Donna Friedel
                                  Telephone:     (404)  607-4107
                                  Facsimile:     (404)  607-4145


                                  BANK OF AMERICA ILLINOIS

                                  By:  /s/  George W. Kirtland, Jr.
                                       ---------------------------------
                                  Name:
                                         -------------------------------
                                  Title:    Vice President
                                          ------------------------------

                                  Notice Address:

                                  Bank of America Illinois
                                  231 S. LaSalle Street, 15th Floor
                                  Chicago, Illinois  60697
                                  Attention:     George W. Kirtland, Jr.
                                  Telephone:     (312)  828-7230
                                  Facsimile:     (312)  974-4970

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                                  LASALLE NATIONAL BANK

                                  By:  /s/  John C. Hein
                                       ---------------------------------
                                  Name:
                                         -------------------------------
                                  Title:    Executive Vice President
                                          ------------------------------

                                  Notice Address:

                                  LaSalle National Bank
                                  135 S. LaSalle Street, Suite 1225
                                  Chicago, Illinois  60603
                                  Attention:     John Hein
                                  Telephone:     (312)  781-8620
                                  Facsimile:     (312)  904-6467